Exhibit 10.21

Promissory Note

    December 31, 1998

    FOR VALUE RECEIVED the undersigned jointly and severally promises to pay to the order of **Kenneth C. Weiss,** the principal sum of **FIVE Thousand** dollars (**$5,000.00**), together with interest thereon from date at the rate of ten (10.0) percent per annum, paid monthly, until maturity.

Note Payable in Full on December 31, 1999

    Each maker and endorser severally waives demand, protest and notice of maturity, non-payment or protest and all requirements necessary to hold each of them liable as makers and endorsers.

    Each maker and endorser further agrees, jointly and severally, to pay all costs of collection, including a reasonable attorney's fee in case the principal of this note or any payment on the principal or interest thereon in not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought or not.

Payable at:
547 Sanctuary Lane
Crownsville, MD 21032

By:	/s/ KENNETH C. WEISS Kenneth C. Weiss President & CEO XYROS Systems, Inc.

    Exhibit 10.21 Cont'd

Promissory Note

    December 31, 1998

    FOR VALUE RECEIVED the undersigned jointly and severally promises to pay to the order of **Kenneth C. Weiss,** the principal sum of **FORTY-FIVE Thousand** dollars (**$45,000.00**), together with interest thereon from date at the rate of ten (10.0) percent per annum, paid monthly, until maturity.

Note Payable in Full on December 31, 1999

    Each maker and endorser severally waives demand, protest and notice of maturity, non-payment or protest and all requirements necessary to hold each of them liable as makers and endorsers.

    Each maker and endorser further agrees, jointly and severally, to pay all costs of collection, including a reasonable attorney's fee in case the principal of this note or any payment on the principal or interest thereon in not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought or not.

Payable at:
547 Sanctuary Lane
Crownsville, MD 21032

By:	/s/ KENNETH C. WEISS Kenneth C. Weiss President & CEO XYROS Systems, Inc.